UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 16, 2011

O’Donnell Strategic Industrial REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-170173	27-3648243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 San Joaquin Plaza, Suite 160

New Port Beach, California 92660

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 718-9898

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Entry into a Material Definitive Agreement.

On August 16, 2011, O’Donnell Strategic Industrial REIT, Inc. issued a press release announcing that its registration statement on Form S-11 was declared effective by the Securities and Exchange Commission on August 15, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, Dated August 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’DONNELL STRATEGIC INDUSTRIAL REIT, INC.

Date: August 16, 2011	By:	/s/ Christopher S. Cameron
Christopher S. Cameron
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated August 16, 2011